UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

NOVAGOLD RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareholder Meeting Notice 01KI6B Important Notice Regarding the Availability of Proxy Materials for NOVAGOLD RESOURCES INC. Annual Meeting to be Held on May 14, 2020 The United States securities regulators have adopted policies which permit the use of notice - and - access for proxy solicitation instead of the traditional physical delivery of proxy materials. The Company is availing itself of the notice - and - access policies and as a result, you will not be receiving a paper copy of the proxy materials in respect of the Annual Meeting unless specifically requested in accordance with the instructions in this Notice. You are receiving this notice to advise that the proxy materials for the above noted meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the Management Information Circular, form of proxy and annual report to shareholders are available at: . IMPORTANT ANNUAL MEETING INFORMATION Have questions about this notice? Call the Toll Free Number below or scan the QR code to find out more Toll Free – 1 - 866 - 964 - 0492 www.computershare.com/ noticeandaccess www.envisionreports.com/Novagold_2020 or www.sedar.com Obtaining a Paper or Email Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 30, 2020 to facilitate timely delivery of a paper copy of proxy materials for the May 14, 2020 Annual Meeting. N R I Q  Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Under notice - and - access, proxy materials will be available for viewing up to one year from the date of posting. Shareholders with questions about notice and access can contact the Company’s transfer agent by calling Computershare Investor Services Inc. toll free at 1 - 866 - 964 - 0492. 1234 5678 9012 345 C 1234567890 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Shareholder Meeting Notice The NOVAGOLD RESOURCES INC. Annual Meeting of Shareholders will be held on May 14, 2020 at the Hyatt Regency Vancouver, Grouse Room, 655 Burrard Street, Vancouver, British Columbia, V6C 2R7, Canada, at 1:00pm (Pacific Daylight Time). VOTING ITEMS The Board of Directors recommends you vote FOR the following: 1 Election of Directors: Nominees 1. Dr. Elaine Dorward - King 07. Kalidas Madhavpeddi 02. Sharon Dowdall 08. Clynton Nauman 03. Dr. Diane Garrett 09. Ethan Schutt 04. Dr. Thomas Kaplan 05. Gregory Lang 06. Igor Levental 10. Anthony Walsh 01KI7D . See “Election of Directors” as set out in the Management Information Circular dated March 26, 2020. 2 Appointment of Auditors: Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2020 and authorizing the Directors to fix their remuneration. See disclosure under the heading “Appointment of Auditor” as set out in the Company’s Management Information Circular dated March 26, 2020. 3 Approval of Amendment and Restatement of the Stock Award Plan: Approval of certain amendments to the Stock Award Plan and approve all unallocated entitlements under the Stock Award Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 26, 2020. 4 Approval of Amendment and Restatement of the Performance Share Unit Plan: Approval of certain amendments to the Performance Share Unit Plan and approve all unallocated entitlements under the Performance Share Unit Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 26, 2020. 5 Approval of All Unallocated Entitlements under the Deferred Share Unit Plan: Approval of all unallocated entitlements under the Deferred Share Unit Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 26, 2020. 6 Approval of Non - Binding Advisory Vote on Executive Compensation: Approval of a non - binding resolution approving the compensation of the Company’s Named Executive Officers. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 26, 2020. The Board of Directors recommends you vote 1 YEAR on the following: 7 Frequency of Non - Binding Advisory Vote on Executive Compensation: A non - binding resolution on the frequency of holding a non - binding advisory vote on the compensation of the Company’s Named Executive Officers. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 26, 2020. We encourage you to access and review all of the important information contained in the proxy materials before voting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must either vote online or request a paper or email copy of the proxy materials and a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Registered shareholders have two methods by which they can vote their shares at the Annual Meeting, namely in person or by proxy. To assure your representation at the Annual Meeting, please complete, sign, date and return the proxy per the instructions below. Sending your proxy will not prevent you from voting in person at the Meeting. Shareholders who do not wish to attend the Annual Meeting or do not wish to vote in person can vote by proxy. A registered shareholder must return the completed proxy to the Company: (a) by internet at www.envisionreports.com/Novagold_2020 not later than May 12, 2020 at 4:00 p.m. Eastern time (1:00 p.m. Pacific time); (b) by telephone by calling toll - free in North America 1 - 866 - 732 - 8683 and following the instructions, no later than May 12, 2020 at 4:00 p.m. Eastern time (1:00 p.m. Pacific time); or (c) by requesting a paper copy of the proxy materials and delivering the proxy to the Company’s transfer agent, Computershare Investor Services Inc., at its office at 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1, for receipt no later than May 12, 2020, at 4:00 p.m. Eastern time (1:00 p.m. Pacific time). How to Obtain Paper or Email Copies of the Proxy Materials Shareholders may request to receive paper or email copies of current and future meeting materials by mail or email at no cost . Requests for copies may be made using your Control Number located in the shaded bar on the reverse side of this notice . If you request an email copy, you will receive an email with a hyperlink to the proxy materials . Registered shareholders may enroll to receive future meeting materials by email by visiting www . computershare . com/eDelivery and clicking on “eDelivery Signup” . Request materials : BY TELEPHONE : Call Toll Free, within North America – 1 - 866 - 962 - 0498 or direct, from Outside of North America – (514) 982 - 8716 and enter your Control Number located in the shaded bar on the reverse side . BY INTERNET : www . envisionreports . com/Novagold_ 2020 BY EMAIL : Send email to service@computershare . com with “Proxy Materials NovaGold Resources Inc . ” in the subject line . Include in the message your full name and address, plus the Control Number located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper or email copy of current meeting materials . To facilitate timely delivery, all requests for a paper copy of the proxy materials must be submitted by April 30 , 2020 and all requests for an email copy of the proxy materials must be submitted by May 11 , 2020 . To obtain paper or email copies after the meeting date, please contact NOVAGOLD at 1 - 866 - 669 - 6227 .

8 th Floor, 100 University Avenue Toronto, Ontario M 5 J 2 Y 1 ww w . computershare . com Form of Proxy - Annual General Meeting to be held on Thursday, May 14, 2020 01KHSA F old F old VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page. This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof . If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse) . 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 1:00 pm, Pacific Time, on Tuesday, May 12, 2020 Mr A Sample Designation (if any) Add1 Add 2 add 3 add 4 add 5 add 6 000001 CPUQC01.E.INT/000001/i1234 If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 Security Class COMMON SHARES Holder Account Number C1234567890 XXX • Call the number listed BELOW from a touch tone telephone. 1 - 866 - 732 - VOTE (8683) Toll Free

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of NovaGold Resources Inc. hereby appoint(s): Dr. Thomas Kaplan, or failing him, Gregory A. Lang, or failing him, Tricia F. Pannier

OR

Print the name of the person you are appointing if this person is someone other than Dr. Thomas Kaplan, Gregory A. Lang, or Tricia F. Pannier.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of NovaGold Resources Inc. to be held at the Hyatt Regency Vancouver, Grouse Room, 655 Burrard Street, Vancouver, BC V6C 2R7 on Thursday, May 14, 2020 at 1:00 pm, Pacific Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Dr. Elaine Dorward-King	☐	☐	02. Sharon Dowdall	☐	☐	03. Dr. Diane Garrett	☐	☐
04. Dr. Thomas Kaplan	☐	☐	05. Gregory Lang	☐	☐	06. Igor Levental	☐	☐
07. Kalidas Madhavpeddi	☐	☐	08. Clynton Nauman	☐	☐	09. Ethan Schutt	☐	☐
10. Anthony Walsh	☐	☐						

Fold

	For	Withhold
2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2020 and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditor" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐

	For	Against	Abstain
3. Approval of Amendment and Restatement of the Stock Award Plan Approval of certain amendments to the Stock Award Plan and approve all unallocated entitlements under the Stock Award Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐
4. Approval of Amendment and Restatement of the Performance Share Unit Plan Approval of certain amendments to the Performance Share Unit Plan and approve all unallocated entitlements under the Performance Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐
5. Approval of All Unallocated Entitlements under the Deferred Share Unit Plan Approval of all unallocated entitlements under the Deferred Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐
6. Approval of Non-Binding Advisory Vote on Executive Compensation Approval of a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
7. Frequency of Non-Binding Advisory Vote on Executive Compensation A non-binding resolution on the frequency of holding a non-binding advisory vote on the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

N R I Q 293685 X X X X A R 1 999999999999

01KHTC

NOVAGOLD RESOURCES INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2020. See the reverse side of this notice to obtain proxy materials and voting instructions. D01208 - P34100 You are receiving this communication because you hold shares in the company named above . This is not a ballot . You cannot use this notice to vote these shares . This communication presents only an overview of the more complete proxy materials that are available to you on the Internet . You may view the proxy materials online at www . proxyvote . com or easily request a paper copy (see reverse side) . We encourage you to access and review all of the important information contained in the proxy materials before voting . Meeting Information Meeting Type: Annual General Meeting For holders as of: March 18, 2020 Date: May 14, 2020 Time: 1:00 PM (Pacific Daylight Time) Location: Hyatt Regency Vancouver Grouse Room 655 Burrard Street Vancouver, BC V6C 2R7, Canada

D01209 - P34100 XXXX XXXX XXXX XXXX (located on the XXXX XXXX XXXX XXXX How to Request and Receive a PAPER or E - MAIL Copy: If you want to receive a paper or e - mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNE T : ww w .p r o xy v ot e .com 2) BY TELEPHONE : 1 - 800 - 579 - 1639 3) BY E - MAIL* : sendmaterial@proxyvote.com * If requesting materials by e - mail, please send a blank e - mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e - mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX Vote In Person : If you choose to vote these shares in person at the meeting, you must request a " legal proxy . " To do so, please follow the instructions at www . proxyvote . com or request a paper copy of the materials, which will contain the appropriate instructions . Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting . Please check the meeting materials for any special requirements for meeting attendance . Vote By Internet : To vote now by Internet, go to www . proxyvote . com . Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions . Vote By Mail : You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form . Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Proxy Materials Available to VIEW or RECEIVE: Notice & Proxy Statement Annual Report How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. **Election of Directors**

   Nominees:

   1a. Dr. Elaine Dorward-King

   1b. Sharon Dowdall

   1c. Dr. Diane Garrett

   1d. Dr. Thomas Kaplan

   1e. Gregory Lang

   1f. Igor Levental

   1g. Kalidas Madhavpeddi

   1h. Clynton Nauman

   1i. Ethan Schutt

   1j. Anthony Walsh

See disclosure under the heading "Election of Directors" as set out in the Company's Management Information Circular dated March 26, 2020.

2. **Appointment of Auditors**
   Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2020 and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditor" as set out in the Company's Management Information Circular dated March 26, 2020.

3. **Approval of Amendment and Restatement of the Stock Award Plan**
   Approval of certain amendments to the Stock Award Plan and approve all unallocated entitlements under the Stock Award Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.

4. **Approval of Amendment and Restatement of the Performance Share Unit Plan**
   Approval of certain amendments to the Performance Share Unit Plan and approve all unallocated entitlements under the Performance Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.

5. **Approval of All Unallocated Entitlements under the Deferred Share Unit Plan**
   Approval of all unallocated entitlements under the Deferred Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.

6. **Approval of Non-Binding Advisory Vote on Executive Compensation**
   Approval of a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.

The Board of Directors recommends you vote 1 year on the following proposal:

7. **Frequency of Non-Binding Advisory Vote on Executive Compensation**
   A non-binding resolution on the frequency of holding a non-binding advisory vote on the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D01210-P34100

Voting Instructions D01211 - P34100

See the reverse side of this notice to obtain proxy materials and voting instructions. D01201 - P34100 NOVAGOLD RESOURCES INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2020. You are receiving this communication because you hold shares in the company named above . This communication presents only an overview of the more complete proxy materials that are available to you on the Internet . You may view the proxy materials online at www . proxyvote . com or easily request a paper copy (see reverse side) . We encourage you to access and review all of the important information contained in the proxy materials before voting . Meeting Information Meeting Type: Annual General Meeting For holders as of: March 18, 2020 Date: May 14, 2020 Time: 1:00 PM (Pacific Daylight Time) Location: Hyatt Regency Vancouver Grouse Room 655 Burrard Street Vancouver, BC V6C 2R7, Canada

D01202 - P34100 XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: Notice & Proxy Statement Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E - MAIL Copy: If you want to receive a paper or e - mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNE T : www.proxyvote.com 2) BY TELEPHONE : 1 - 800 - 579 - 1639 3) BY E - MAIL* : sendmaterial@proxyvote.com * If requesting materials by e - mail, please send a blank e - mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e - mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX Vote In Person : If you choose to vote these shares in person at the meeting, you must request a " legal proxy . " To do so, please follow the instructions at www . proxyvote . com or request a paper copy of the materials, which will contain the appropriate instructions . Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting . Please check the meeting materials for any special requirements for meeting attendance . Vote By Internet : To vote now by Internet, go to www . proxyvote . com . Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions . Vote By Telephone : To vote now by telephone, call 1 - 800 - 454 - 8683 . Please refer to the proposals and follow the instructions . Vote By Mail : Mark, sign and date your voting form and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. **Election of Directors**

Nominees:

		For	Withhold
1a.	Dr. Elaine Dorward-King	☐	☐
1b.	Sharon Dowdall	☐	☐
1c.	Dr. Diane Garrett	☐	☐
1d.	Dr. Thomas Kaplan	☐	☐
1e.	Gregory Lang	☐	☐
1f.	Igor Levental	☐	☐
1g.	Kalidas Madhavpeddi	☐	☐
1h.	Clynton Nauman	☐	☐
1i.	Ethan Schutt	☐	☐
1j.	Anthony Walsh	☐	☐

See disclosure under the heading "Election of Directors" as set out in the Company's Management Information Circular dated March 26, 2020.

		For	Withhold
2.	**Appointment of Auditors** Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2020 and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditor" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐

		For	Against	Abstain
3.	**Approval of Amendment and Restatement of the Stock Award Plan** Approval of certain amendments to the Stock Award Plan and approve all unallocated entitlements under the Stock Award Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐
4.	**Approval of Amendment and Restatement of the Performance Share Unit Plan** Approval of certain amendments to the Performance Share Unit Plan and approve all unallocated entitlements under the Performance Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐
5.	**Approval of All Unallocated Entitlements under the Deferred Share Unit Plan** Approval of all unallocated entitlements under the Deferred Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐
6.	**Approval of Non-Binding Advisory Vote on Executive Compensation** Approval of a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐

D01203-P34100

Voting Items continued The Board of Directors recommends you vote 1 year on the following proposal: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 7. Frequency of Non - Binding Advisory Vote on Executive Compensation A non - binding resolution on the frequency of holding a non - binding advisory vote on the compensation of the Company’s Named Executive Officers. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 26, 2020. 1 Year 2 Years 3 Years Abstain ! ! ! ! Signature 2 - (Joint Owners) Signature 1 - (Please sign on line) Date - (Please print date) ! PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON Voting Instructions Non - Voting Items D01204 - P34100

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Annual General Meeting to be held on

VOTING INSTRUCTIONS

X

D01182-P34100

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

Please check this box if you plan to attend the Meeting and vote these shares in person. ☐

The Board recommends you vote FOR the following proposal(s): 1 through 6

1. **Election of Directors**

Nominees:	For	Withhold
1a. Dr. Elaine Dorward-King	☐	☐
1b. Sharon Dowdall	☐	☐
1c. Dr. Diane Garrett	☐	☐
1d. Dr. Thomas Kaplan	☐	☐
1e. Gregory Lang	☐	☐
1f. Igor Levental	☐	☐
1g. Kalidas Madhavpeddi	☐	☐
1h. Clynton Nauman	☐	☐
1i. Ethan Schutt	☐	☐
1j. Anthony Walsh	☐	☐

See disclosure under the heading "Election of Directors" as set out in the Company's Management Information Circular dated March 26, 2020.

	For	Withhold
2. **Appointment of Auditors** Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company for the fiscal year ending November 30, 2020 and authorizing the Directors to fix their remuneration. See disclosure under the heading "Appointment of Auditor" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐

	For	Against	Abstain
3. **Approval of Amendment and Restatement of the Stock Award Plan** Approval of certain amendments to the Stock Award Plan and approve all unallocated entitlements under the Stock Award Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐
4. **Approval of Amendment and Restatement of the Performance Share Unit Plan** Approval of certain amendments to the Performance Share Unit Plan and approve all unallocated entitlements under the Performance Share Unit Plan. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 26, 2020.	☐	☐	☐

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

CONTINUED ON THE REVERSE SIDE

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X D01183 - P34100 5. Approval of All Unallocated Entitlements under the Deferred Share Unit Plan Approval of all unallocated entitlements under the Deferred Share Unit Plan. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 26, 2020. 6. Approval of Non - Binding Advisory Vote on Executive Compensation Approval of a non - binding resolution approving the compensation of the Company’s Named Executive Officers. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 26, 2020. 7. Frequency of Non - Binding Advisory Vote on Executive Compensation A non - binding resolution on the frequency of holding a non - binding advisory vote on the compensation of the Company’s Named Executive Officers. See disclosure under the heading “Additional Matters to be Acted Upon” as set out in the Company’s Management Information Circular dated March 26, 2020. The Board recommends you vote 1 YEAR on the following proposal: 7 For Against Abstain ! ! ! ! ! ! 1 Year 2 Years 3 Years Abstain ! ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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